EXHIBIT 10.1

[Form of Placement Agency Agreement]

DENDREON CORPORATION

______________ Shares of Common Stock, $0.001 par value per share

PLACEMENT AGENCY AGREEMENT

________ ___, 2003

J.P. Morgan Securities Inc.
As Placement Agent
One Bush Street
San Francisco, CA 94104

Dear Sir or Madam:

Dendreon Corporation, a Delaware corporation (the “Company”), proposes to issue and sell __________ shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”), to certain investors (collectively, the “Investors”). The Company desires to engage you as its placement agent (the “Placement Agent”) in connection with such issuance and sale. The Shares are more fully described in the Registration Statement (as hereinafter defined).

The Company hereby confirms as follows its agreements with the Placement Agent.

1.    Agreement to Act as Placement Agent.    On the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement and the engagement letter, dated October 28, 2002, between the Company and the Placement Agent, as amended January 3, 2003 (as amended, the “Engagement Letter”), the Placement Agent agrees to act as the Company’s exclusive placement agent in connection with the issuance and sale, on a best efforts basis, by the Company of the Shares to the Investors. The Company acknowledges and agrees that the Placement Agent’s engagement hereunder is not an agreement by the Placement Agent or any of its affiliates to underwrite or purchase any securities or otherwise provide any financing. As compensation for its services hereunder, the Company agrees to pay the Placement Agent a placement fee or fees in accordance with paragraph (b) of Section 4 of the Engagement Letter.

2.    Delivery and Payment.    Subject to the terms and conditions hereof, payment of the purchase price for, and delivery of certificates for, the Shares shall be made at the office of Cooley Godward LLP, 4401 Eastgate Mall, San Diego, California 92121, or at such other place as shall be agreed upon by J.P. Morgan Securities Inc. and the Company, at 9:00 A.M., California time, on the third or fourth business day (as permitted under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) after the determination of the public offering price of the Shares (such time and date of payment and delivery being herein called the “Closing Date”).

Subject to the terms and conditions hereof, payment of the purchase price for the Shares shall be made to or upon the order of the Company by wire transfer in Federal (same day) funds to the Company, upon delivery of certificates for the Shares, through the facilities of The Depository Trust Company, to such persons, and shall be registered in such name or names and shall be in such denominations, as the Placement Agent may request at least one business day before the Closing Date. Payment of the purchase price for the Shares shall be made on the Closing Date by the purchasers thereof directly to the Company or by such purchaser to the Placement Agent who will remit such funds to the Company.

Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Placement Agent shall request by written notice to the Company.

3.    Representations and Warranties of the Company.    The Company represents and warrants and covenants to the Placement Agent that:

        (a)    The Company has filed with the Securities and Exchange Commission (the “Commission”) a “shelf” registration statement on Form S-3 relating to the Common Stock of the Company (Registration No. 333-102351), which has become effective under the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (collectively referred to as the “Rules and Regulations”) of the Commission thereunder. The Commission has not issued any order preventing or suspending the use of the Prospectus or the Preliminary Prospectus (as defined below). The term “Preliminary Prospectus” as used herein means a preliminary prospectus (including any related preliminary prospectus supplement) relating to the Shares as contemplated by Rule 430 or Rule 430A (“Rule 430A”) of the Rules and Regulations included at any time as part of the registration statement, including all material incorporated by reference therein. Copies of such registration statement and amendments and of each related Preliminary Prospectus have been delivered to the Placement Agent by means of EDGAR. A final prospectus (which will include a prospectus supplement (the “Prospectus Supplement”) relating to the offering of the Shares) relating to the Shares containing information permitted to be omitted at the time of effectiveness by Rule 430A will be filed by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations promptly after execution and delivery of this Agreement. The term “Registration Statement” means such registration statement, as amended, including the Prospectus, at the time it becomes or became effective (the “Effective Date”), including all material incorporated by reference therein and any information deemed to be included by Rule 430A. The term “Prospectus” means the prospectus (including the Prospectus Supplement) relating to the Shares as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus (including the Prospectus Supplement) relating to the Shares included in the Registration Statement on the date it became effective, in either case, including all material, if any, incorporated by reference therein.

        (b)    When the Registration Statement became effective, as of the date hereof, and at all times subsequent thereto through and including the Closing Date (as defined in Section 2), the Registration Statement (and any post-effective amendment thereto) and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus) complied and will comply in all material respects with the Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the light of the circumstances under which they were made, in the case of the Prospectus) not misleading; each Preliminary Prospectus, as of the date filed with the Commission, did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that no representation or warranty is made in this Section 3(b) with respect to statements or omissions made in reliance upon and in conformity with (i) written information furnished to the Company expressly for inclusion in any Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment or supplement thereto, as stated in Section 7(b) hereof with respect to the Placement Agent or any Investor by or on behalf of the Placement Agent or (ii) Schedule 13Ds or Schedule 13Gs filed by any Investor or any other third party. The Company has not distributed any offering material in connection with the offering or sale of the Common Stock, other than the Registration Statement, the Preliminary Prospectus and the Prospectus.

        (c)    The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Company has full corporate power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus). The Company is duly licensed or qualified to do business and in good standing as a foreign organization in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except where any failures to be so licensed or qualified will not individually or in the aggregate have a material adverse effect on the business, properties, operations, financial condition or results of operations of the Company. The Company does not own, directly or indirectly, any shares of capital stock or any other equity securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity, other than equity securities held by the Company in its investment portfolio. Complete and correct copies of the articles or certificate of incorporation and of the bylaws of the Company and all amendments thereto have been made available to the Placement Agent by EDGAR, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date without notice to the Placement Agent.

        (d)    The issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and are not subject to any preemptive or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus as of the dates referred to therein with respect to such information. The description of the securities of the Company in the Registration Statement and the Prospectus is complete and accurate in all material respects. Except as set forth in the Registration Statement and the Prospectus, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock or other securities except for options issued subsequent to the dates referred to in the Registration Statement and the Prospectus with respect to option information, pursuant to the Company’s employee benefit plans, and the Company’s obligation to sell $2.0 million of its Common Stock to Genentech, Inc. upon the achievement of certain milestones under its collaboration with Genentech, Inc.

        (e)    The Company has full corporate power and authority to execute and deliver this Agreement and perform the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and equitable principles of general applicability and except insofar as the indemnification provisions of this Agreement may be limited by applicable law.

        (f)    The issuance and sale of the Shares have been duly and validly authorized by the Company, and the Shares, when delivered by the Company in accordance with this Agreement, assuming receipt of consideration therefor as provided in this Agreement, will be duly and validly issued, fully paid and nonassessable and will not have been issued in violation of or subject to any preemptive or similar rights. The Shares, when issued, will conform in all material respects to the description thereof set forth in the Registration Statement and the Prospectus.

        (g)    The financial statements and the related notes and schedules included in the Registration Statement and the Prospectus present fairly, in all material respects, the financial condition of the Company as of the dates thereof and the results of its operations and cash flows for the periods covered thereby, and have been prepared in conformity with generally accepted accounting principles (“GAAP”) consistently applied during the periods covered (subject, in the case of unaudited financial statements, to the absence of footnotes and normal year-end adjustments). No other financial statements or schedules of the Company or any other entity are required by the Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. Ernst & Young LLP (the “Accountants”), who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. The financial statements of the Company and the related notes and schedules included in the Registration Statement and the Prospectus have been prepared in conformity, in all material respects, with the requirements of the Act and the Rules and Regulations.

        (h)    The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that in all material respects (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        (i)    Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date, except as set forth in the Registration Statement and the Prospectus, (i) there has not been and will not have been any change in the capitalization of the Company other than non-material changes in the ordinary course of business, or any material adverse change, arising for any reason whatsoever, in the business, properties, financial condition or results of operations of the Company, (ii) the Company has not incurred nor will it incur any material liabilities or obligations, direct or indirect, actual or contingent, nor has the Company entered into nor will it enter into any material transactions other than pursuant to this Agreement and the transactions referred to herein (other than, in each case, the Company’s $4 million lease line agreement with GE Capital entered into on December 31, 2002) and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind in respect of its capital stock.

        (j)    Any real property and buildings held under lease to the Company are held or leased by the Company under valid, binding and enforceable leases conforming in all material respects to the description thereof set forth in the Registration Statement and the Prospectus, with such exceptions as do not materially interfere with the use made and proposed to be made of such property and buildings by the Company.

        (k)    The Company is not and, upon consummation of the transactions contemplated herein will not be, subject to registration as an “investment company” under the Investment Company Act of 1940, as amended.

        (l)    Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or, to the Company’s knowledge, threatened against or affecting the Company or any of its directors or officers in their capacity as such, before or by any court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign that are required to be disclosed in the Registration Statement or the Prospectus, including pursuant to Regulation S-X or Regulation S-K of the Rules and Regulations.

        (m)    The Company has (i) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as presently conducted except where the failure to have any such governmental licenses, permits, consents, orders, approvals and other authorizations would not individually or in the aggregate have a material adverse effect on the business, properties, financial condition or results of operations of the Company, (ii) complied with all laws, regulations and orders applicable to either it or its business, except where any failures to so comply would not individually or in the aggregate have a material adverse effect on the business, properties, financial condition or results of operations of the Company, and (iii) performed all its obligations required to be performed, and is not, to the Company’s knowledge, in default, under any material indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a “material contract or other agreement”) to which it is a party or by which its property is bound, except as otherwise set forth in the Registration Statement and the Prospectus and except where any such defaults would not individually or in the aggregate have a material adverse effect on the business, properties, financial condition or results of operations of the Company, and, to the Company’s knowledge, no other party under any material contract or other agreement to which the Company is a party is in default in any material respect thereunder. The Company is not in violation of any provision of its certificate of incorporation or by-laws.

        (n)    Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby, nor the compliance by the Company with the terms and provisions hereof require the consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any public, governmental or regulatory agency or body having jurisdiction over the Company or its properties, except such as have been obtained, or such as may be required under state securities or Blue Sky laws, or Rule 424(b) of the Act.

        (o)    Neither the execution, delivery and performance of this Agreement, nor the consummation of any of the transactions contemplated herein, nor the compliance by the Company with the terms and provisions hereof conflicts with, or results in a breach of, any of the terms and provisions of, or constitutes a default (or an event with which notice or lapse of time, or both, would constitute such a default) under, or results in the creation or imposition of any lien, charge or encumbrance (except for such liens, charges or encumbrances as would not individually or in the aggregate have a material adverse effect on the business, properties, financial condition or results of operations of the Company) pursuant to the terms of any material contract or other agreement to which the Company is a party or by which any material property or assets of the Company are bound; nor does such action result in any violation of any provision of the Company’s organizational or governing documents, or any judgment, decree, order, statute, rule or regulation of any court or of any public, governmental or regulatory agency or body having jurisdiction over the Company or its properties or assets.

        (p)    There is no document or contract known to the Company of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required. All such contracts filed as exhibits to or disclosed in the Registration Statement or Prospectus to which the Company is a party have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company, and are enforceable against the Company in accordance with the terms thereof, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and equitable principles of general applicability.

        (q)    No statement, representation or warranty made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Placement Agent will be, when made, inaccurate, untrue or incorrect in any material respect.

        (r)    The Company and its directors and officers have not taken, directly or indirectly, any action intended to cause or result, or which would reasonably be expected to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

        (s)    No holder of securities of the Company has rights to the registration of any securities of the Company as a result of the filing of the Registration Statement, other than rights which have been waived in writing.

        (t)    The Common Stock currently outstanding is quoted on The Nasdaq National Market (the “NNM”), and the Shares to be sold under this Agreement have been included, or will be included prior to the Closing Date, in a notification to be duly authorized for quotation on the NNM.

        (u)    The Company is not involved in any dispute with the National Labor Relations Board or a recognized labor union, which would have a material impact on the business properties, financial condition or results of operations of the Company, nor is any such dispute known by the Company to be threatened.

        (v)    Except as set forth in the Registration Statement and the Prospectus, the business and operations of the Company have been and are being conducted in material compliance with all applicable laws, ordinances, rules, regulations, licenses, permits, approvals, plans, authorizations or requirements relating to occupational safety and health, or pollution, or protection of health or the environment (including, without limitation, those relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic substances, materials or wastes into ambient air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, gaseous or liquid in nature) of any governmental department, commission, board, bureau, agency or instrumentality of the United States, any state or political subdivision thereof, or any foreign jurisdiction, and all applicable judicial or administrative agency or regulatory decrees, awards, judgments and orders relating thereto, except where the failure to be in such compliance will not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition or results of operations of the Company; and the Company’s internal legal counsel has no knowledge of and, to his knowledge, has not received any notice from any governmental instrumentality or any third party alleging any material violation thereof or liability thereunder (including, without limitation, liability for costs of investigating or remediating sites containing hazardous substances and/or damages to natural resources).

        (w)    Except as disclosed in or specifically contemplated by the Registration Statement or the Prospectus, (i) the Company owns or has obtained valid and enforceable licenses or options for the material inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights and trade secrets necessary for the conduct of any material portion of the business of the Company as currently conducted; and (ii) (a) to the Company’s knowledge, there are no third parties who have any ownership rights to any material intellectual property that is owned by, or has been licensed to, the Company for the products and services described in the Registration Statement and the Prospectus that would preclude the Company from conducting its business as currently conducted; (b) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any intellectual property owned or, to the Company’s knowledge, licensed or optioned by the Company; (d) there is no pending or, to the

Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any intellectual property owned or, to the Company’s knowledge, licensed or optioned by the Company; and (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others.

        (x)    The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of any tax deficiency which has been threatened against it which could have a material adverse effect on the business, financial condition or results of operations of the Company.

        (y)    On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid by the Company in connection with the sale and transfer of the Shares to be sold hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

        (z)    The Company maintains insurance of the types and in the amounts that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company, against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

        (aa)    To the knowledge of the Company, it has not at any time since its incorporation, directly or indirectly, (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

4.    Agreements of the Company.    The Company covenants and agrees with the Placement Agent as follows:

        (a)    The Company will not, during such period as the Prospectus would be required by law to be delivered in connection with sales of the Shares by an underwriter or dealer in connection with the offering contemplated by this Agreement (the “Prospectus Delivery Period”), file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Placement Agent within a reasonable period of time prior to the filing thereof and the Placement Agent shall not have objected thereto in good faith.

        (b)    During the Prospectus Delivery Period, the Company will notify the Placement Agent promptly, and will confirm such advice in writing, (i) when any post-effective amendment to the Registration Statement becomes effective, (ii) of any request by any securities or other governmental authority (including, without limitation, the Commission) of any jurisdiction for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by any securities or other governmental authority (including, without limitation, the Commission) of any jurisdiction of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat (known by the Company) thereof, and (iv) of receipt by the Company (which receipt is known to the Company) or any representative or attorney of the Company of any other communication from the securities or other governmental authority (including, without limitation, the Commission) of any jurisdiction relating to any of the Registration Statement, any Preliminary Prospectus or the Prospectus in connection with the offering contemplated hereby. If at any time any securities or other governmental authority (including, without limitation, the Commission) of any jurisdiction shall issue any order suspending the effectiveness of the Registration Statement in connection with the offering contemplated hereby, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment.

        (c)    If, at any time when a Prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus or the Registration Statement to comply with the Act or the Rules and Regulations, the Company will promptly notify the Placement Agent and, subject to Section 4(a) hereof, will promptly prepare and file with the Commission, at the Company’s expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will deliver to the Placement Agent without charge, such number of copies thereof as the Placement Agent may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Placement Agent.

        (d)    The Company will furnish to the Placement Agent and its counsel, upon request, without charge, (i) one signed copy of the registration statement described in Section 3(a) hereof and all exhibits thereto (other than exhibits incorporated by reference from EDGAR) and (ii) so long as a Prospectus relating to the Shares is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement the Placement Agent may reasonably request.

        (e)    The Company will comply with all the undertakings contained in the Registration Statement.

        (f)    Prior to the sale of the Shares to the Investors, the Company will cooperate with the Placement Agent and its counsel in connection with the registration or qualification of the Shares for offer and sale under the state securities or Blue Sky laws of such jurisdictions as the Placement Agent may request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process or taxation in any jurisdiction where it is not now so subject.

        (g)    The Company will make generally available to holders of its securities, as soon as may be practicable, but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, a consolidated earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

        (h)    The Company will not at any time, directly or indirectly, take any action prohibited by Regulation M of the Exchange Act in connection with the distribution of the Shares contemplated hereby.

        (i)    The Company will apply the net proceeds from the offering and sale of the Shares in the manner set forth in the Prospectus under the caption “Use of Proceeds.”

5.    Expenses.    Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (i) the preparation and filing of the Registration Statement (including each pre- and post-effective amendment thereto) and exhibits thereto, each Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, including all fees, disbursements and other charges of counsel to the Company, (ii) the preparation and delivery of certificates representing the Shares, (iii) furnishing (including costs of shipping and mailing) such copies of the Prospectus and any Preliminary Prospectus, and all amendments and supplements to the Prospectus, as may be requested for use in connection with the placement of the Shares, (iv) the listing of the Shares on the NMS, (v) any filings required to be made by the Placement Agent with the NASD, (vi) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(f), and (vii) fees, disbursements and other charges of counsel and auditors to the Company.

6.    Conditions of the Obligations of the Placement Agent.    The obligations of the Placement Agent hereunder are subject to the following conditions:

        (a)    Notification that the Registration Statement has become effective shall be received by the Placement Agent not later than 5:00 p.m., California time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Placement Agent and all filings required by Rule 424 of the Rules and Regulations and Rule 430A shall have been made.

        (b)    (i)  No stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or, to the Company’s knowledge, threatened or contemplated by any securities or other governmental authority, (iii) any request for additional information on the part of the staff of any securities or other governmental authority (including, without limitation, the Commission) shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Placement Agent and the Placement Agent did not object thereto in good faith.

        (c)    Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the business, properties, financial condition or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in the Registration Statement and the Prospectus, and (ii) the Company shall not have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Placement Agent any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares to Investors at the public offering price.

        (d)    Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or its officers or directors in their capacities as such, before or by any court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, which if determined adversely to the Company could materially and adversely affect the business, properties, properties, financial condition or results of operations of the Company.

        (e)    Each of the representations and warranties of the Company contained herein shall be true and correct at the Closing Date in all material respects, as if made on such date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

        (f)    The Placement Agent shall have received an opinion, dated the Closing Date, of Cooley Godward LLP, as special counsel to the Company, in form and substance reasonably satisfactory to the Placement Agent.

        (g)    Concurrently with the execution and delivery of this Agreement, and at the Closing Date, the Accountants shall have furnished to the Placement Agent a letter, dated the date of its delivery, addressed to the Placement Agent and in form and substance reasonably satisfactory to the Placement Agent.

        (h)    At the Closing Date, there shall be furnished to the Placement Agent a certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Placement Agent to the effect that to each of such person’s knowledge:

                (i)    Each signer of such certificate has carefully examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, (x) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (y) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect.

                (ii)    Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

                (iii)    Each of the covenants (not waived by the Placement Agent) required herein to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely and fully complied with.

                (iv)    No stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted by the Commission.

                (v)    Subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change in the business, properties, financial condition or results of operations of the Company, except as set forth in the Prospectus.

                (vi)    No order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction is in effect and no proceeding for such purpose is pending, or to such signer’s knowledge, threatened or contemplated by any securities or other governmental authority.

        (i)    The Shares shall be qualified for sale in such states as the Placement Agent may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to taxation or general service of process in any jurisdiction where it is not now so subject.

        (j)    The Shares shall have been included in a notification to be duly authorized for quotation on the NNM.

        (k)    The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the placement agency terms and arrangements.

7.    Indemnification.

        (a)    The Company shall indemnify and hold harmless the Placement Agent, the directors, officers, employees and agents of the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against any and all losses, claims, liabilities, expenses and damages, joint or several (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which it, or any of them, may become subject under the Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable to the extent that such loss, claim, liability, expense or damage is based solely (i) on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Placement Agent furnished in writing to the Company by the Placement Agent expressly for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or (ii) statements included in a Schedule 13D or Schedule 13G filed by a third party, and provided further, that such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of the Placement Agent (or any director, officer or employee of the Placement Agent or person controlling the Placement Agent) through whom the person asserting any such loss, claim, damage, liability or expense arranged the purchase of the Shares which are the subject thereof to the extent that any such loss, claim, damage, liability or expense (i) results from the fact that the Placement Agent failed to send or give a copy of the Prospectus (as amended or supplemented) to such person at or prior to the confirmation of the sale of such Shares to such person in any case where such delivery is required by the Act and (ii) arises out of or is based upon an untrue statement or omission of a material fact contained in such Preliminary Prospectus that was corrected in the Prospectus (or any amendment or supplement thereto), unless such failure to deliver the Prospectus (as amended or supplemented) was the result of noncompliance by the Company with Section 4(c). This indemnity agreement will be in addition to any liability that the Company may otherwise have.

        (b)    The Placement Agent will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to the Placement Agent, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Placement Agent furnished in writing to the Company by the Placement Agent expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus. This indemnity agreement will be in addition to any liability that the Placement Agent might otherwise have.

        (c)    Any party that proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 7 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses under this Section 7 except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that a conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party that would prevent the counsel selected by the indemnifying party from representing the indemnified party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (3) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. The indemnifying party will reimburse all such fees, disbursements and other charges promptly as they are incurred. The indemnifying party will not, without the prior written consent of the indemnified party or parties (which consent will not be unreasonably withheld), settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification has been sought hereunder (whether or not the indemnified party or parties or any person who controls the indemnified party or parties within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the indemnified party or parties and each such controlling person from all liability arising out of such claim, action, suit or proceeding. Notwithstanding anything else in this Agreement, an indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

        (d)    In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Placement Agent, the Company and the Placement Agent will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Placement Agent such as persons who control the Company within the meaning of the Act or the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution, and after deducting any contribution received by the Placement Agent from persons other than the Company) to which the Company and the Placement Agent may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting Company expenses other than fees payable to the Placement Agent) received by the Company as set forth on the cover page of the Prospectus Supplement bear to the fee received by the Placement Agent, also as set forth on the cover of the Prospectus Supplement. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Placement Agent on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Placement Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purpose of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), the Placement Agent shall not be required to contribute any amount in excess of the fee received by it, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(d), any person who controls a party to this Agreement within the meaning of the Act or the Exchange Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement and each director of the Company will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 7(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 7(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

8.    Termination.

        (a)    The obligations of the Placement Agent under this Agreement may be terminated at any time prior to the Closing Date, by notice to the Company from the Placement Agent, without liability on the part of the Placement Agent to the Company if, prior to delivery and payment for the Shares, in the sole judgment of the Placement Agent (i) trading in the Common Stock of the Company shall have been suspended by the Commission or by the NNM, (ii) trading in securities generally on the NNM shall have been suspended or limited or minimum or maximum prices shall have been generally established on the NNM, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by the NNM or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by any Federal or state authority, or (iv) any material adverse change in the financial or securities markets in the United States or any outbreak or escalation of hostilities or acts of terrorism involving the United States or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Placement Agent, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus.

        (b)    The obligations of the parties under this Agreement shall be automatically terminated in the event that notice is given to the Company from the Placement Agent, on or prior to the Closing Date, that payment for the Shares is not being transmitted by the Investors on the Closing Date. Each of the Company and the Placement Agent hereby acknowledges and agrees that, notwithstanding the provisions of this Section 8(b) or Section 8(a), the provisions of the Engagement Letter relating to the engagement period and termination shall not be superceded by the provisions of this Section 8(b) or Section 8(a) and such provisions in the Engagement Letter shall remain in full force and effect.

        (c)    If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to Section 8 (b)), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Placement Agent set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Placement Agent and to the terms of the Engagement Letter, reimburse the Placement Agent for all reasonable out-of-pocket expenses incurred in connection herewith.

9.    Notices.    Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 3005 First Avenue, Seattle, Washington 98121, Attention: Vice President, Legal Affairs, with a copy to Cooley Godward LLP, 4401 Eastgate

Mall, San Diego, California 92121, Attention: Julie M. Robinson, or (b) if to the Placement Agent, at the office of J.P. Morgan Securities Inc., One Bush Street, San Francisco, CA 94104, Attention: Jordan A. Cantwell, with a copy to Latham & Watkins, 505 Montgomery Street, San Francisco, California, 94111, Attention: Kimberly Wilkinson. Any such notice shall be effective only upon receipt. Any notice under Section 7 may be made by facsimile or telephone, but if so made shall be subsequently confirmed in writing.

10.    Survival.    The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Placement Agent or any controlling person referred to in Section 7 hereof and (ii) delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 3, 5, 7 and 8(c) hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

11.    Successors.    This Agreement shall inure to the benefit of and shall be binding upon the Placement Agent, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnification and contribution contained in Sections 7(a) and 7(d) of this Agreement shall also be for the benefit of the officers, directors, employees and agents of the Placement Agent and any person or persons who control the Placement Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnification and contribution contained in Sections 7(b) and (d) of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No Investor shall be deemed a successor because of its purchase of Shares.

12.    Knowledge.    When used herein, the term “to the Company’s knowledge” or similar phrases shall refer to the knowledge of the following officers of the Company as of the date hereof: Chief Executive Officer; Chief Financial Officer; and President.

13.    APPLICABLE LAW.    THE VALIDITY AND INTERPRETATIONS OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

14.    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15.    Entire Agreement.    This Agreement and the Engagement Letter constitute the entire understanding between the parties hereto as to the matters covered hereby and supersedes all prior understandings, written or oral, relating to such subject matter.

Please confirm that the foregoing correctly sets forth the agreement between the Company and the Placement Agent.

Very truly yours,
DENDREON CORPORATION.
By:
Name:
Title:

Confirmed as of the date first
above mentioned:

J.P. MORGAN SECURITIES INC.

By: ____________________________________
Name:	Norman Colbert
Title:	Managing Director

18